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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 8, 2007

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                         AMCOL INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                    0-15661                36-0724340
  State of Other Jurisdiction         Commission             I.R.S. Employer
        of Incorporation              File Number         Identification Number

              One North Arlington, 1500 West Shure Drive, Suite 500
                        Arlington Heights, IL 60004-7803
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 394-8730

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 8, 2007, CETCO Oilfield Services Company, a wholly-owned subsidiary of AMCOL International Corporation (the "Company"), was added as a guarantor under the Credit Agreement described below, pursuant to an Additional Guarantor Supplement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

         On March 9, 2007, the Company and certain of its wholly-owned subsidiaries entered into the Second Amendment to Credit Agreement dated as of March 9, 2007 with Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A., and The Northern Trust Company (the "Second Amendment"). The Second Amendment amends the Credit Agreement dated November 10, 2005, and amended June 14, 2006, among the parties (the "Credit Agreement").

         The main purpose of the Second Amendment is to (i) increase the aggregate revolving credit commitments of the lenders from $120 million to $150 million and (ii) extend the revolving credit termination date from October 31, 2010 to April 1, 2012.

         The Second Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

10.1 Additional Guarantor Supplement dated March 8, 2007, by CETCO Oilfield Services Company.

10.2 Second Amendment to Credit Agreement dated as of March 9, 2007 among AMCOL International Corporation, CETCO Europe Ltd., AMCOL Minerals Europe, Ltd. (f/k/a Colin Stewart Minchem Limited), CETCO Poland SP. Z.O.O, Volclay Pty. Ltd., AMCOL International Corporation, Ameri-Co Logistics, Inc., American Colloid Company, Colloid Environmental Technologies Company, AMCOL Specialties Holdings, Inc., CETCO Oilfield Services Company, Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A., and The Northern Trust Company.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMCOL INTERNATIONAL CORPORATION


Date: March 12, 2007                             By: /s/ Gary L. Castagna
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                                                     Gary L. Castagna
                                                     Senior Vice President and
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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10.1            Additional Guarantor Supplement dated March 8, 2007, by CETCO
                Oilfield Services Company.

10.2 Second Amendment to Credit Agreement dated as of March 9, 2007 among AMCOL International Corporation, CETCO Europe Ltd., AMCOL Minerals Europe, Ltd. (f/k/a Colin Stewart Minchem Limited), CETCO Poland SP. Z.O.O, Volclay Pty. Ltd., AMCOL International Corporation, Ameri-Co Logistics, Inc., American Colloid Company, Colloid Environmental Technologies Company, AMCOL Specialties Holdings, Inc., CETCO Oilfield Services Company, Harris N.A., Wells Fargo Bank, N.A., Bank of America, N.A., and The Northern Trust Company.